UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2005

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                                                           (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On September 15, 2005, Quidel Corporation (the “Company”) issued a press release announcing the acquisition of an immunochemical fecal occult blood (“iFOB”) test from Alfa Scientific Designs, Inc.  A copy of the Company’s press release announcing the acquisition of the iFOB test is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1

Press release, dated September 15, 2005, announcing acquisition of immunochemical fecal occult blood test.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 15, 2005

QUIDEL CORPORATION

By:	/s/ Michael J. Beck
Name:	Michael J. Beck
Its:	Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1

Press release, dated September 15, 2005, announcing acquisition of immunochemical fecal occult blood test.